STOCK EXCHANGE AGREEMENT

     AGREEMENT dated as of January 29, 1999, by and between U.S. Trucking, Inc., a Colorado corporation (the "Company") and Logistics Management, LLC (the "Purchaser").

     In consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exchange of Stock. Company and Seller hereby agree to exchange 9,000,000 shares of Company common stock, without par value (the "Common Shares") owned beneficially and of record by Seller for 900,000 shares of the Series A Preferred Stock (the "Series A Shares") of the Company. The terms of the Series A Shares are set forth in Exhibit A hereto.

2. Representations. Seller represents and warrants to the Company as follows:

     (a) The Seller is a registered owner of the Common Shares and, assuming the Company purchases the Common Shares for value in good faith and without notice of any adverse claim, will acquire all the rights of the Seller in the Shares free of any adverse claim.

     (b) Neither the execution and delivery of this Agreement nor the sale of the Series A Shares contemplated hereby will constitute a default under or violate any term or provision of any agreement to which Seller is a party.

3. Exchange. Each Series A Share shall be exchanged for ten Common Shares (subject to an appropriate adjustment in the event of any split, reverse split or dividend of Common Shares) as follows: one-fifth upon the company reporting revenues of $31 million or more for any fiscal year or shorter period in a report on Form 10-KSB, 10-K, 10-QSB, or 10-Q as filed with the Securities and Exchange Commission, an additional one-fifth at or above $41 million revenues, an additional one-fifth at or above $51 million, an additional one-fifth at or above $61 million and the balance at or above $71 million. In addition, the ten-for-one exchange described above shall be effected immediately as to all Series A Shares in the event the holders of the Series A Shares no longer have the voting power to elect a majority of the members of the Board of Directors of the Company.

     The foregoing exchanges shall be effective immediately without any action on the part of Seller or the Company upon the happening of the event causing the exchange hereunder, whereupon Seller shall surrender the certificate or certificates for Series A Shares so exchanged and the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the Common Shares issuable upon such exchange. The exchange shall be deemed to have been effected as of the close of business on the date of the exchange event, and at such time the rights of the holder of such exchanged Series A Shares shall cease, and the person or persons in whose name or names any certificate or certificates for Common Shares exchanged therefor shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby.

4.   Miscellaneous.

     (a) Governing Law. This Agreement shall in all respects be subject to, and governed by, the internal laws of the state of Colorado.

     (b) Assignment. This Agreement, together with any amendments to it, shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns, heirs, and personal representatives, provided that Seller agrees not to transfer any Series A Shares without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     (c) Amendments. This Agreement may be amended at any time by mutual consent of the parties, with any such amendment to be invalid unless in writing, signed by the parties hereto.

     (d) Entire Agreement. This Agreement contains the entire agreement and understanding by and between the Company and Seller with respect to the matters covered herein, and no representations, promises, agreements, or understandings, written or oral, relating to the exchange effected hereby not contained in this Agreement shall be of any force or effect.

     IN WITNESS WHEREOF, Seller and Company have duly executed this Agreement as of the day and year first above written.

SELLER:                             U.S. TRUCKING, INC.

LOGISTICS MANAGEMENT, LLC



BY: /s/ Anthony Huff                BY: /s/ Anthony Huff
TITLE:  Manager                     TITLE:  Chairman

                            STOCK EXCHANGE AGREEMENT

     AGREEMENT dated as of January 29, 1999, by and between U.S. Trucking, Inc., a Colorado corporation (the "Company") and Waterways Group, Inc. (the "Purchaser").

     In consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exchange of Stock. Company and Seller hereby agree to exchange 740,000 shares of Company common stock, without par value (the "Common Shares") owned beneficially and of record by Seller for 74,000 shares of the Series A Preferred Stock (the "Series A Shares") of the Company. The terms of the Series A Shares are set forth in Exhibit A hereto.

2. Representations. Seller represents and warrants to the Company as follows:

     (a) The Seller is a registered owner of the Common Shares and, assuming the Company purchases the Common Shares for value in good faith and without notice of any adverse claim, will acquire all the rights of the Seller in the Shares free of any adverse claim.

     (b) Neither the execution and delivery of this Agreement nor the sale of the Series A Shares contemplated hereby will constitute a default under or violate any term or provision of any agreement to which Seller is a party.

3. Exchange. Each Series A Share shall be exchanged for ten Common Shares (subject to an appropriate adjustment in the event of any split, reverse split or dividend of Common Shares) as follows: one-fifth upon the company reporting revenues of $31 million or more for any fiscal year or shorter period in a report on Form 10-KSB, 10-K, 10-QSB, or 10-Q as filed with the Securities and Exchange Commission, an additional one-fifth at or above $41 million revenues, an additional one-fifth at or above $51 million, an additional one-fifth at or above $61 million and the balance at or above $71 million. In addition, the ten-for-one exchange described above shall be effected immediately as to all Series A Shares in the event the holders of the Series A Shares no longer have the voting power to elect a majority of the members of the Board of Directors of the Company.

     The foregoing exchanges shall be effective immediately without any action on the part of Seller or the Company upon the happening of the event causing the exchange hereunder, whereupon Seller shall surrender the certificate or certificates for Series A Shares so exchanged and the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the Common Shares issuable upon such exchange. The exchange shall be deemed to have been effected as of the close of business on the date of the exchange event, and at such time the rights of the holder of such exchanged Series A Shares shall cease, and the person or persons in whose name or names any certificate or certificates for Common Shares exchanged therefor shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby.

4.   Miscellaneous.

     (a) Governing Law. This Agreement shall in all respects be subject to, and governed by, the internal laws of the state of Colorado.

     (b) Assignment. This Agreement, together with any amendments to it, shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns, heirs, and personal representatives, provided that Seller agrees not to transfer any Series A Shares without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     (c) Amendments. This Agreement may be amended at any time by mutual consent of the parties, with any such amendment to be invalid unless in writing, signed by the parties hereto.

     (d) Entire Agreement. This Agreement contains the entire agreement and understanding by and between the Company and Seller with respect to the matters covered herein, and no representations, promises, agreements, or understandings, written or oral, relating to the exchange effected hereby not contained in this Agreement shall be of any force or effect.

     IN WITNESS WHEREOF, Seller and Company have duly executed this Agreement as of the day and year first above written.


SELLER:                               U.S. TRUCKING, INC.

WATERWAYS GROUP, INC.



BY: /s/ John A. Jacobson              BY: /s/ Anthony Huff
TITLE:  Managing Agent                TITLE:  Chairman

                           STOCK EXCHANGE AGREEMENT

     AGREEMENT dated as of January 29, 1999, by and between U.S. Trucking, Inc., a Colorado corporation (the "Company") and Joff Pollon & Associates (the "Purchaser").

     In consideration of the mutual covenants herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Exchange of Stock. Company and Seller hereby agree to exchange 250,000 shares of Company common stock, without par value (the "Common Shares") owned beneficially and of record by Seller for 25,000 shares of the Series A Preferred Stock (the "Series A Shares") of the Company. The terms of the Series A Shares are set forth in Exhibit A hereto.

2. Representations. Seller represents and warrants to the Company as follows:

     (a) The Seller is a registered owner of the Common Shares and, assuming the Company purchases the Common Shares for value in good faith and without notice of any adverse claim, will acquire all the rights of the Seller in the Shares free of any adverse claim.

     (b) Neither the execution and delivery of this Agreement nor the sale of the Series A Shares contemplated hereby will constitute a default under or violate any term or provision of any agreement to which Seller is a party.

3. Exchange. Each Series A Share shall be exchanged for ten Common Shares (subject to an appropriate adjustment in the event of any split, reverse split or dividend of Common Shares) as follows: one-fifth upon the company reporting revenues of $31 million or more for any fiscal year or shorter period in a report on Form 10-KSB, 10-K, 10-QSB, or 10-Q as filed with the Securities and Exchange Commission, an additional one-fifth at or above $41 million revenues, an additional one-fifth at or above $51 million, an additional one-fifth at or above $61 million and the balance at or above $71 million. In addition, the ten-for-one exchange described above shall be effected immediately as to all Series A Shares in the event the holders of the Series A Shares no longer have the voting power to elect a majority of the members of the Board of Directors of the Company.

     The foregoing exchanges shall be effective immediately without any action on the part of Seller or the Company upon the happening of the event causing the exchange hereunder, whereupon Seller shall surrender the certificate or certificates for Series A Shares so exchanged and the Company shall issue and deliver, or cause to be issued and delivered, to the holder, registered in such name or names as such holder may direct, a certificate or certificates for the Common Shares issuable upon such exchange. The exchange shall be deemed to have been effected as of the close of business on the date of the exchange event, and at such time the rights of the holder of such exchanged Series A Shares shall cease, and the person or persons in whose name or names any certificate or certificates for Common Shares exchanged therefor shall be issuable upon such exchange shall be deemed to have become the holder or holders of record of the shares represented thereby.

4.   Miscellaneous.

     (a) Governing Law. This Agreement shall in all respects be subject to, and governed by, the internal laws of the state of Colorado.

     (b) Assignment. This Agreement, together with any amendments to it, shall be binding upon and shall inure to the benefit of the parties and their respective successors, assigns, heirs, and personal representatives, provided that Seller agrees not to transfer any Series A Shares without the prior written consent of the Company, which consent shall not be unreasonably withheld.

     (c) Amendments. This Agreement may be amended at any time by mutual consent of the parties, with any such amendment to be invalid unless in writing, signed by the parties hereto.

     (d) Entire Agreement. This Agreement contains the entire agreement and understanding by and between the Company and Seller with respect to the matters covered herein, and no representations, promises, agreements, or understandings, written or oral, relating to the exchange effected hereby not contained in this Agreement shall be of any force or effect.

     IN WITNESS WHEREOF, Seller and Company have duly executed this Agreement as of the day and year first above written.


SELLER:                            U.S. TRUCKING, INC.

JOFF POLLON & ASSOCIATES



BY: /s/ Joff Pollon                BY: /s/ Anthony Huff
TITLE:  Managing Director          TITLE:  Chairman